SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of the last date set forth on the signature page hereof between COUGAR BIOTECHNOLOGY, INC., a Delaware corporation having its principal place of business at 10940 Wilshire Boulevard, Suite 600, Los Angeles, California (the “Company”), and the undersigned (the “Subscriber”).

WITNESSETH:

WHEREAS, the Company has retained SG Cowen & Co, LLC (“SG Cowen”) and Paramount BioCapital, Inc. (“Paramount”) to act as co-exclusive placement agents, on a “best efforts” basis, in a private offering (the “Offering”) of units (the “Units”), each consisting of 0.9 shares of preferred stock, $0.001 par value per share (the “Cougar Preferred Stock”), and 0.1 shares of common stock, $0.001 par value per share (the “Cougar Common Stock”), of the Company, and in connection therewith has authorized the Placement Agents to engage one or more other firms to assist in finding qualified subscribers for the Units (such other firms, if any, together with SG Cowen and Paramount, the “Placement Agents”);

WHEREAS, the Company desires to offer and sell a minimum of 11,560,694 Units at a per Unit price of $1.73 (the “Purchase Price”) for aggregate gross proceeds of $20,000,000 (the “Minimum Offering”) and up to a maximum of 22,919,075 Units, for aggregate approximate gross proceeds of $39,650,000 (the “Maximum Offering”). The minimum investment per Subscriber is 57,804 Units ($100,000.92), although the Company and the Placement Agents, in their sole discretion, may allow sales of a fewer number of Units;

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Units and the Subscriber desires to purchase that number of Units set forth on the signature page hereto on the terms and conditions set forth herein; and

WHEREAS, the terms of the Offering are summarized in that certain Confidential Offering Memorandum dated February 28, 2006 (the “Original Memorandum” together with all amendments, supplements, exhibits and appendices thereto, including without limitation Supplement No. 1 thereto dated March 28, 2006, shall be collectively referred to herein as the “Memorandum”);

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I. SUBSCRIPTION FOR UNITS AND REPRESENTATIONS BY SUBSCRIBER

1.1 Subject to the terms and conditions hereinafter set forth and in the Memorandum, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company that number of Units as is set forth on the signature page hereto at the Purchase Price. The aggregate Purchase Price is payable by personal or business check or money order made payable to “US Bank Trust National Association as Escrow Agent for Paramount/Cougar” contemporaneously with the execution and delivery of this Agreement by the Subscriber. Subscribers may also pay the subscription amount by wire transfer of immediately available funds to:

Bank:	US Bank Trust N.A.
ABA Number:	091000022
Further Credit to Account Name:	US Bank and Trust Corp Trust Acct
Account #:
Final Beneficiary Recipient/Subacct:	Paramount BioCapital/Cougar Biotechnology
SEI/Subacct Number:
Reference:	[Investor Name]

The Subscriber understands, however, that the purchase and sale of the Units is contingent upon the Company making sales of the Minimum Offering amount prior to the Offering Termination Date.

1.2 The Subscriber recognizes that the purchase of the Units involves a high degree of risk including, but not limited to, the following: (a) the Company remains a development stage business with limited operating history and requires substantial funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only investors who can afford the loss of their entire investment should consider investing in the Company and the Units; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Units and the Cougar Preferred Stock and Cougar Common Stock included in the Units (sometimes hereinafter collectively referred to as the “Securities”) is extremely limited; (e) in the event of a disposition of the Securities, the Subscriber could sustain the loss of its entire investment; and (f) the Company has not paid any dividends on its capital stock since its inception and does not anticipate paying any dividends in the foreseeable future (other than as required in accordance with the terms of the Cougar Preferred Stock). Without limiting the generality of the representations set forth in Section 1.5 below, the Subscriber represents that the Subscriber has carefully reviewed the section of the Memorandum captioned "Risk Factors."

1.3 The Subscriber represents that the Subscriber is an “accredited investor” as such term is defined in Rule 501 of Regulation D (“Regulation D”) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as indicated by the Subscriber’s responses to the questions contained in Article VII hereof, and that the Subscriber is able to bear the economic risk of an investment in the Units. If the Subscriber is a natural person, the Subscriber has reached the age of majority in the state or other jurisdiction in which the Subscriber resides, has adequate means of providing the for the Subscriber’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment and, at the present time, could afford a complete loss of such investment.

1.4 The Subscriber hereby acknowledges and represents that (a) the Subscriber has sufficient knowledge and experience in business and financial matters, and prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange nor on the NASDAQ Stock Market (“NASDAQ”), or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Units, in order to evaluate the merits and risks of such an investment on the Subscriber's behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

1.5 The Subscriber hereby acknowledges receipt and careful review of this Agreement, the Memorandum (which includes the Risk Factors) and all appendices to the Memorandum, including without limitation the forms of Certificates of Designation attached to the Memorandum as Appendix B, and any documents which may have been made available upon request as reflected therein (collectively referred to as the “Offering Materials”) and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with certain information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber, its purchaser representative, attorney and/or accountant has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Subscriber to rely thereon.

1.6 (a) In making the decision to invest in the Units the Subscriber has relied upon the information provided by the Company in the Offering Materials. To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Units hereunder. The Subscriber acknowledges and agrees that (i) the Company has prepared the Offering Materials and that no other person, including without limitation, the Placement Agents, has supplied any information for inclusion in the Offering Materials other than information furnished in writing to the Company by the Placement Agents specifically for inclusion in those parts of the Offering Materials relating specifically to such Placement Agents, (ii) the Placement Agents have no responsibility for the accuracy or completeness of the Offering Materials and (iii) the Subscriber has not relied upon the independent investigation or verification, if any, that may have been undertaken by the Placement Agents.

(b) The Subscriber represents that no Units were offered or sold to it by means of any form of general solicitation or general advertising.

1.7 The Subscriber hereby represents that the Subscriber, either by reason of the Subscriber's business or financial experience or the business or financial experience of the Subscriber's professional advisors (who are unaffiliated with and not compensated by the Company or any affiliate or selling agent of the Company, including the Placement Agents, directly or indirectly), has the capacity to protect the Subscriber's own interests in connection with the transaction contemplated hereby.

1.8 The Subscriber hereby acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Regulation D promulgated thereunder. The Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

1.9 The Subscriber understands that the Securities comprising the Units have not been registered under the Securities Act or any state securities laws by reason of a claimed exemption under the provisions of the Securities Act and such state securities laws that depend, in part, upon the Subscriber's investment intention. In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber's own account for investment and not with a view toward the resale or distribution to others in violation of applicable securities laws. The Subscriber, if an entity, further represents that it was not formed specifically for the purpose of purchasing the Securities.

1.10 The Subscriber understands that there is no public market for the Units nor the Securities comprising the Units and that no market may develop for any of such Securities. The Subscriber understands that even if a public market develops for such Securities, Rule 144 (“Rule 144”) promulgated under the Securities Act requires for non-affiliates, among other conditions, a one-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber understands and hereby acknowledges that the Company is under no obligation to register any of the Units or any of the Securities under the Securities Act or any state securities or “blue sky” laws other than as set forth in Article V.

1.11 The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities. The legend to be placed on each certificate shall be in form substantially similar to the following:

"THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES OR "BLUE SKY LAWS", AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

1.12 The Subscriber understands that the Placement Agents and/or the Company will review this Agreement and are hereby given authority by the Subscriber, if the Subscriber is an individual, to call Subscriber's bank or place of employment or otherwise review the financial standing of the Subscriber; and it is further agreed that the Placement Agents and the Company, each at their sole discretion, reserve the unrestricted right, without further documentation or agreement on the part of the Subscriber, to reject or limit any subscription and to close the Offering to the Subscriber at any time after the Company has received valid subscriptions for the Minimum Offering and funds relating to such subscriptions have been deposited into escrow and that the Company will issue stop transfer instructions to its transfer agent with respect to such Securities.

1.13 The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber's principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

1.14 The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Units and the Securities comprising the Units. This Agreement, when executed and delivered by the Subscriber, constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

1.15 If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, (a) it is authorized and qualified to execute, deliver and perform its obligations under this Agreement and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so and (b) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

1.16 The Subscriber acknowledges that if he or she is a Registered Representative of an NASD member firm, he or she must give such firm the notice required by the NASD’s Rules of Fair Practice, receipt of which must be acknowledged by such firm in Section 7.4 below.

1.17 (a) The Subscriber agrees not to issue any public statement with respect to the Subscriber’s investment or proposed investment in the Company or the terms of any agreement or covenant between them and the Company without the Company's prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation.

(b) The Company agrees not to disclose the names, addresses or any other information about the Subscribers, except as required by law; provided, that the Company may use the name (but not the address) of the Subscriber in any registration statement filed pursuant to Article V in which the Subscriber’s shares are included.

1.18 The Subscriber represents and warrants that it has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of such Subscriber hereunder.

1.19 The Subscriber understands, acknowledges and agrees with the Company that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time before the Closing Date notwithstanding prior receipt by the Subscriber of notice of acceptance of the Subscriber’s subscription.

1.20 The Subscriber acknowledges that the information contained in the Offering Materials or otherwise made available to the Subscriber is confidential and non-public and agrees that all such information shall be kept in confidence by the Subscriber and neither used by the Subscriber for the Subscriber’s personal benefit (other than in connection with this subscription) nor disclosed to any third party for any reason, notwithstanding that a Subscriber’s subscription may not be accepted by the Company; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision) or (iii) is received from third parties (except third parties who the Subscriber knows are disclosing such information in violation of any confidentiality agreements or obligations, including, without limitation, any subscription or other similar agreement entered into with the Company).

1.21 The Subscriber represents that no authorization, approval, consent or license of any person is required to be obtained for the purchase of the Units by the Subscriber, other than as have been obtained and are in full force and effect. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, result in any violation of or constitute a default under any material agreement or other instrument to which the Subscriber is a party or by which the Subscriber or any of its properties are bound, or to the best of the Subscriber’s knowledge, any permit, franchise, judgment, order, decree, statute, rule or regulation to which the Subscriber or any of its businesses or properties is subject.

1.22 The parties represent that the representations, warranties and agreements of each party contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on the date hereof and as of the Closing Date as if made on and as of such date and shall survive the execution and delivery of this Agreement and the purchase of the Units. Each party agrees that the other party shall be entitled to rely on the representations, warranties and agreements of the respective parties contained herein.

1.23  The Subscriber understands, acknowledges and agrees with the Company that, except as otherwise set forth herein, the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder and that this Agreement and such other agreements shall survive the death or disability of the Subscriber, if the Subscriber is an individual, and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. The obligations of the various Subscribers in the Offering are several and not joint, and no Subscriber shall have any obligation under this Agreement, and no liability to any persons, for the performance or non-performance of any other Subscribers in the Offering; provided, however, that if the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

1.24 The Subscriber understands, acknowledges and agrees with the Company that the Offering is intended to be exempt from the registration under the Securities Act by virtue of the provisions of Regulation D thereunder, and/or the provisions of Regulation S, which is in part dependent upon the truth, completeness and accuracy of the statements made by the Subscriber.

1.25 As described in the Memorandum, the closing of the Offering, which is conditioned upon the Merger (as defined in the Memorandum), may occur prior to the effective time of the Merger. As a result, each Subscriber may be a stockholder of the Company for a moment prior to the completion of the Merger. Stockholders of the Company are entitled to vote on the Merger and, for stockholders not voting in favor of the Merger, in accordance with Section 262 of the Delaware General Corporation Law, the Company’s stockholders, including the Subscribers, are entitled to an appraisal of their shares. A copy of Section 262 is attached hereto as Exhibit A. By purchasing the Units hereunder, each Subscriber hereby (1) approves and adopts the Merger, as described in the Memorandum, and authorizes the officers of the Company to execute and deliver such agreements, instruments and documents, for and in the name and on behalf of the Company, as such officer or officers may deem necessary, advisable or appropriate in order to effectuate the Merger, and (2) waives all rights under Section 262 of the General Corporation Law of the State of Delaware to seek an appraisal of the Subscriber’s Securities acquired hereunder. EACH SUBSCRIBER SHALL ACKNOWLEDGE SUCH APPROVAL, ADOPTION AND WAIVER BY MARKING THE APPROPRIATE BOX ON THE SIGNATURE PAGE HERETO, WHICH IS A CONDITION TO THE COMPANY ACCEPTING ANY SUBSCRIPTION MADE HEREBY.

II.	REPRESENTATIONS BY AND COVENANTS OF THE COMPANY

The Company hereby represents and warrants to the Subscriber that:

2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to conduct its business as currently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the property owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or in good standing would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations, conditions (financial or otherwise), assets or results of operations of the Company (a “Material Adverse Effect”).

2.2 Capitalization and Voting Rights. The authorized, issued and outstanding capital stock of the Company and SRKP 4 Inc., a Delaware corporation (“SRKP”), is as set forth in the Memorandum and all issued and outstanding shares of the Company are validly issued, fully paid and nonassessable, and after closing of the Merger, will be validly issued, fully paid and nonassessable. Except as set forth in the Memorandum, there are no outstanding options, warrants, agreements, convertible securities, preemptive rights or other rights to subscribe for or to purchase any shares of capital stock of the Company or SRKP. Except as set forth in the Offering Materials and as otherwise required by law, there are no restrictions upon the voting or transfer of any of the shares of capital stock of the Company pursuant to the Company's Certificate of Incorporation, as amended (the “Certificate of Incorporation”), By-Laws or other governing documents or any agreement or other instruments to which the Company is a party or by which the Company is bound. Following closing of the Merger and consummation of the Redemption (as defined in the Memorandum), existing Cougar shareholders and Subscribers will hold, respectively, on a fully diluted basis, the same percentage of the issued and outstanding shares of Common Stock, $0.0001 par value per share, of SRKP (the "SRKP Common Stock") and the shares of Preferred Stock, $0.0001 par value per share, of SRKP (the "SRKP Preferred Stock") as they will hold in Cougar, on a fully diluted basis, immediately prior to the Merger Closing after giving effect to the Offering. The Company has no Subsidiaries.

2.3 Authorization; Enforceability. The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the (i) authorization execution, delivery and performance of this Agreement by the Company; and (ii) authorization, sale, issuance and delivery of the Securities contemplated hereby and the performance of the Company's obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy. The Cougar Common Stock and Cougar Preferred Stock, when issued and fully paid for in accordance with the terms of this Agreement, and the SRKP Common Stock and SRKP Preferred Stock, when issued upon closing of the Merger, will be validly issued, fully paid and nonassessable. The issuance and sale of the Securities contemplated hereby will not give rise to any preemptive rights or rights of first refusal on behalf of any person which have not been waived in connection with this Offering.

2.4 No Conflict; Governmental Consents.

(a) The execution and delivery by the Company of this Agreement or the Merger Agreement (as defined in the Memorandum) and the consummation of the transactions contemplated hereby will not result in the violation of (i) any provision of the Certificate of Incorporation or By-Laws of the Company, (ii) any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, and (iii) will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien upon any of the properties or assets of the Company.

(b) No material consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or the Merger Agreement or with the authorization, issue and sale of the Units or the Securities comprising the Units, except for the receipt of required approvals of stockholders in connection with the Merger, if any, and such filings as may be required to be made with the SEC and with any state or foreign blue sky or securities regulatory authority relating to an exemption from registration thereunder.

2.5 Licenses. Except as otherwise set forth in the Memorandum, the Company has sufficient licenses, permits and other governmental authorizations currently required for the material conduct of its business or ownership of properties and is in all material respects complying therewith. The Company has not received any actual notice of any proceeding relating to revocation or modification of any such license or permit or similar authority, except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect.

2.6 Litigation. The Company knows of no pending or threatened legal or governmental proceedings against the Company or SRKP which (i) adversely questions the validity of this Agreement, the Merger Agreement or any agreements related to the transactions contemplated hereby or the right of the Company to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby or (ii) could, if there were an unfavorable decision, have a Material Adverse Effect. There is no action, suit, proceeding or investigation by the Company currently pending in any court or before any arbitrator or that the Company intends to initiate. Except as set forth in the Memorandum and/or the filings made by SRKP with the SEC, neither the Company nor any director or officer thereof or, to the best knowledge of the Company, SRKP or any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there is not pending or contemplated any investigation involving the Company, SRKP or any current or former director or officer of the Company or SRKP.

2.8 Investment Company The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder (the “Investment Company Act”), and following the closing of the Merger, will conduct its business in a manner so that it will not be subject to the Investment Company Act.

2.9 Placement Agent. The Company has engaged, consented to and authorized SG Cowen and Paramount to each act as agent of the Company solely in connection with the transactions contemplated by this Agreement. The Company will pay each of SG Cowen and Paramount a commission in the form of both cash and warrants (the “Placement Warrants”) and will reimburse their reasonable out-of-pocket expenses incurred in connection with the Offering up to $75,000 each, and the Company agrees to indemnify and hold harmless the Subscribers from and against all fees, commissions or other payments owing by the Company to SG Cowen or Paramount or any other person or firm acting on behalf of the Company hereunder.

2.10 Financial Statements. The financial statements of the Company included in the Memorandum (the "Financial Statements") fairly present in all material respects the financial condition and position of the Company at the dates and for the periods indicated; and have been prepared in conformity with generally accepted accounting principles in the United States (“GAAP”) consistently applied throughout the periods covered thereby, except as may be otherwise specified in such Financial Statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Since the date of the most recent balance sheet included as part of the Financial Statements, there has not been to the Company’s knowledge: (i) any change in the assets, liabilities, financial condition or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate would reasonably be expected to have a Material Adverse Effect; or (ii) any other event or condition of any character that, either individually or cumulatively, would reasonably be expected to have a Material Adverse Effect.

2.11 Intellectual Property. (a) To the best of its knowledge, the Company owns or possesses sufficient legal rights to all material patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others; (b) except as disclosed in the Memorandum, there are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products; and (c) the Company has not received any notice of, and there are no facts known to the Company that reasonably indicate the existence of (i) any infringement or misappropriation by any third party of any of the Company’s intellectual property rights or (ii) any claim by a third party contesting the validity of the Company’s intellectual property rights. The Company has not received any notice of any infringement, misappropriation or violation by the Company or any of its employees of any intellectual property rights of third parties.

2.12 Title to Properties and Assets; Liens, Etc. The Company has good and marketable title to its properties and assets, including the properties and assets reflected in the most recent balance sheet included in the Financial Statements, and good title to its leasehold estates, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (a) those resulting from taxes which have not yet become delinquent; and (b) liens and encumbrances arising in the ordinary course of business which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company. The Company is in compliance with all material terms of each lease to which it is a party or is otherwise bound.

2.13 Obligations to Related Parties. Except as disclosed in the Memorandum, there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary or other compensation for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). Except as may be disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

2.14 Employee Relations; Employee Benefit Plans. The Company is neither a party to any collective bargaining agreement nor employs any member of a union. The Company believes that its relations with its employees are good. No executive officer (as defined in Rule 501(f) of the Securities Act) of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Except as disclosed in the Memorandum, the Company does not maintain any compensation or benefit plan, agreement, arrangement or commitment (including, but not limited to, "employee benefit plans", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") for any present or former employees, officers or directors of the Company or with respect to which the Company has liability or makes or has an obligation to make contributions, other than any such plans, agreements, arrangements or commitments made generally available to the Company’s employees.

2.15 Environmental Laws. The Company (i) is in compliance with any and all Environmental Laws (as hereinafter defined), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

2.16 Tax Status. The Company (i) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

2.17 Absence of Certain Changes. Since December 31, 2004, there has been no material adverse change in the business, operations, conditions (financial or otherwise), assets or results of operations of the Company. To the best of the Company’s knowledge and based on its due diligence investigation, SRKP has no subsidiaries other than SRKP Acquisition Corp., and neither SRKP nor SRKP Acquisition Corp. have any material assets or liabilities other than their rights and obligations under the Merger Agreement and those liabilities which will be satisfied upon closing of the Merger.

2.17 Cougar Preferred Stock. The Cougar Preferred Stock will have all of the rights, preferences and privileges as set forth in the applicable form of the Certificate of Designations attached as Appendix B to the Memorandum, and after the closing of the Merger, the SRKP Preferred Stock will have substantially the same rights, preferences and privileges as the Cougar Preferred Stock.

2.18 Disclosure. The information set forth in the Offering Materials as of the date hereof contains no untrue statement of a material fact nor omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.19 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes are prudent and customary for a company (i) in the business and stage of development and in locations in which the Company is engaged and (ii) with the resources of the Company. The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires. All of such policies are in full force and effect, and the Company has complied with all material terms and conditions of such policies, including premium payments. The Company believes it will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

2.20 Accounting Controls. The Company maintains a system of accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements, tax returns, reports and declarations required by any jurisdiction to which it is subject in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

2.21 Contracts. Except for contracts, license agreements and other agreements (“Material Contracts”) disclosed in the Memorandum, and except for this Agreement, the Company does not have any agreements, contracts and commitments that are material to the business, financial condition, assets or operations of the Company (“Other Material Contracts”), other than agreements for the conduct of the Company’s clinical trials. The Company is not on written notice that it is in breach or default in any material respect under any of the Material Contracts, and to the Company’s knowledge, no other party to a Material Contract is in material breach or default under such Material Contract. The Company has not received a notice of termination nor is the Company otherwise aware of any threats to terminate any of the Material Contracts.

2.22 Compliance in Clinical Trials. The clinical trials conducted by or on behalf of the Company that are described in the Memorandum, or the results of which are referred to in the Memorandum, if any, are the only clinical trials currently being conducted by or on behalf of the Company. Nothing has come to the attention of the Company that has caused the Company to believe that such studies and tests were and, if still pending, are being, conducted not in material accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Memorandum, if any, are not inconsistent with such results in any material respects. Except as described in the Memorandum, no results of any other studies or tests have come to the attention of the Company that have caused the Company to believe that such results call into question the results described in the Memorandum of the clinical trials. Except as disclosed in the Memorandum, the Company has not received any notices or correspondence from the U.S. Food and Drug Administration or any other governmental agency requiring the termination, suspension or modification of any clinical trials currently conducted by, or on behalf of, the Company or in which the Company has participated that are described in the Memorandum, if any, or the results of which are referred to in the Memorandum. Nothing has come to the attention of the Company that has caused the Company to believe that the clinical trials previously conducted by or on behalf of the Company while conducted by or on behalf of the Company, were not conducted in material accordance with experimental protocols, procedures and controls pursuant to applicable accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Memorandum, if any, are not inconsistent with such results.

2.23 Compliance. The Company (i) is not in violation of any order of any court, arbitrator or governmental body, or (ii) is not in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not reasonably be expected to have a Material Adverse Effect.

2.24 No Registration Rights. Except as set forth in the Memorandum, no person has the right to (i) prohibit the Company from filing the Registration Statement or (ii) require the Company to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement. The granting and performance of the registration rights under this Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, or instrument to which the Company is a party.

2.25 No Side Letters; Form of Subscription Agreement. Except as set forth in the Memorandum, including without limitation the Board Sideletter (as defined in the Memorandum), the Company has not issued or entered into, and shall not issue or enter into, any sideletter and/or side arrangements with any Subscriber and has not accepted, and shall not accept, any Subscription Agreement from any Subscriber which is not identical to this form of Subscription Agreement.

III. TERMS OF SUBSCRIPTION

3.1 The minimum purchase that may be made by any prospective investor shall be 57,804 Units. Subscriptions for investment below the minimum investment may be accepted at the discretion of the Placement Agents and the Company. The Company reserves the right to reject any subscription made hereby, in whole or in part, in its sole discretion. The Company’s agreement with each Subscriber is a separate agreement and the sale of the Units to each Subscriber is a separate sale.

3.2 Pending the sale of the Units, all funds paid hereunder shall be deposited by the Company in escrow with US Bank Trust, having a branch at 100 Wall Street, Suite 1600, NY, NY 10005. If the Company shall not have obtained subscriptions (including this subscription) for purchases of the Minimum Offering amount on or before April 7, 2006 (subject to extension for up to fifteen (15) days or earlier termination with notice to Subscribers by agreement of the Company and the Placement Agents) as extended or earlier terminated (the “Offering Termination Date”), then this subscription shall be void and all funds paid hereunder by the Subscriber, without interest, shall be promptly returned to the Subscriber. The Subscriber hereby authorizes and directs the Company and the Placement Agents to direct the Escrow Agent to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, without interest, including any customer account maintained with the Placement Agents.

3.3 Provided that the Company shall have obtained subscriptions for purchases of the Minimum Offering, at any time (each, a “Closing Date”) on or prior to Offering Termination Date, the Company may conduct one or more closings of the purchase and sale of Units (a “Closing”). Each Closing shall occur at the offices of Paramount at 787 Seventh Avenue, 48th Floor, New York, NY 10019.

3.4 Certificates evidencing the Units purchased by the Subscriber pursuant to this Agreement will be prepared for delivery to the Subscriber as soon as practicable but in no event later than ten (10) Business Days following the Closing at which such purchase takes place. The Subscriber hereby authorizes and directs the Company to deliver the certificates representing the Securities purchased by the Subscriber pursuant to this Agreement directly to the Subscriber's account maintained by Paramount, if any, or, if no such account exists, to the residential or business address indicated on the signature page hereto.

3.5  Placement of the Units will be made by the Company who will remit certain compensation to the Placement Agents for introduction to investors and other services.

IV. CONDITIONS TO OBLIGATIONS OF THE PARTIES

4.1  In addition to the Company’s right to reject, in whole or in part, any subscription at any time before the Offering Termination Date, the Company’s obligation to issue the Units at each Closing to the applicable Subscriber is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of the Company to the extent permitted by law:

(a) Representations and Warranties Correct. The representations and warranties made by such Subscriber in Article I hereof shall be true and correct.

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by such Subscriber on or prior to the date of such Closing shall have been performed or complied with.

(c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement, including the Merger.

(d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(e) Minimum Offering. On or before the Offering Termination Date, the Company shall have received subscriptions (including this subscription) for purchases of the Minimum Offering and funds relating to such subscriptions shall have been deposited into the escrow account described in Section 1.1.

(f) Satisfaction of Closing Conditions to the Merger. On or before the Offering Termination Date, each condition to closing of the Merger contained in the Merger Agreement shall have been satisfied.

4.2 The Subscriber’s obligation to purchase the Units at the Closing at which such purchase is to be consummated is subject to the fulfillment on or prior to such Closing of the following conditions, which conditions may be waived at the option of each Subscriber to the extent permitted by law:

(a) Representations and Warranties Correct. The representations and warranties made by the Company in Article II hereof shall be true and correct.

(b) Covenants. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the date of such Closing shall have been performed or complied with.

(c) No Legal Order Pending. There shall not then be in effect any legal or other order enjoining or restraining the transactions contemplated by this Agreement, including the Merger.

(d) No Law Prohibiting or Restricting Such Sale. There shall not be in effect any law, rule or regulation prohibiting or restricting such sale or requiring any consent or approval of any person, which shall not have been obtained, to issue the Securities (except as otherwise provided in this Agreement).

(e) Legal Opinion. The Subscribers shall have received an opinion of counsel to the Company (which the Placement Agents may be permitted to rely on as if it were addressed to them) substantially in the form attached hereto as Exhibit B.

(f) Officer's Certificate. The Subscribers shall have received an Officer's Certificate, signed by the authorized officer of the Company and dated as of the Closing Date. The certificate shall state, among other things, that the representations and warranties contained herein and in the Offering Materials are true and accurate in all material respects at such Closing Date with the same effect as though expressly made at such Closing Date and the Placement Agents shall be entitled to rely on such representations of the Company in the Offering Materials as if they were made directly to the Placement Agents. The Officer’s Certificate shall state that all conditions to the consummation of the Merger set forth in the Merger Agreement have been satisfied or waived as permitted therein, and that the closing of the Merger has been scheduled in accordance with the Merger Agreement.

(g) Minimum Offering. On or before the Offering Termination Date, the Company shall have received subscriptions (including this subscription) for purchases of the Minimum Offering and funds relating to such subscriptions shall have been deposited into the escrow account described in Section 1.1.

(h)  Satisfaction of Closing Conditions to the Merger. On or before the Offering Termination Date, each condition to closing of the Merger contained in the Merger Agreement shall have been satisfied.

5. REGISTRATION RIGHTS.

5.1 As used in this Agreement, the following terms shall have the following meanings:

(a) “Affiliate” shall mean, with respect to any Person (as defined below), any other Person controlling, controlled by or under direct or indirect common control with such Person (for the purposes of this definition “control,” when used with respect to any specified Person, shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing).

(b) “Business Day” shall mean a day Monday through Friday on which banks are generally open for business in New York, New York.

(c) “Holders” shall mean the Subscribers and any Person holding Registrable Securities or any Person to whom the rights under Article 5 have been transferred in accordance with Section 5.9 hereof.

(d) “Person” shall mean any person, individual, corporation, limited liability company, partnership, trust or other nongovernmental entity or any governmental agency, court, authority or other body (whether foreign, federal, state, local or otherwise).

(e) The terms “register,” “registered” and “registration” refer to the registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

(f) “Registrable Securities” shall mean the Cougar Common Stock included in the Units, the shares of Cougar Common Stock issuable upon conversion of the Cougar Preferred Stock, the shares of Cougar Common Stock underlying the Placement Warrants, and any shares of Cougar Common Stock issued as a dividend or distribution with respect to or in replacement of the Cougar Common Stock issued, directly or indirectly, in connection with this Offering; provided, however, that securities shall only be treated as Registrable Securities if and only for so long as they (i) have not been sold (A) pursuant to a registration statement; (B) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction; and/or (C) in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; (ii) are not held by a Holder or a permitted transferee; and (iii) are not eligible for sale pursuant to Rule 144(k) (or any successor thereto) under the Securities Act; provided, further, however, that “Registrable Securities” shall include all securities issued in exchange for the Registrable Securities (including, without limitation, the shares of SRKP Common Stock and SRKP Preferred Stock issued in exchange for the Cougar Common Stock and the Cougar Preferred Stock in the Merger).

(g)“Registration Expenses” shall mean all expenses incurred by the Company in complying with Section 5.2 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

(h) “Selling Expenses” shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and, except to the extent set forth in the definition of Registration Expenses, all fees and expenses of legal counsel for any Holder.

(i) “Subsidiary” shall mean, with respect to any Person, any other Person of which more than fifty percent (50%) of the shares of stock or other interests entitled to vote in the election of directors or comparable Persons performing similar functions (excluding shares or other interests entitled to vote only upon the failure to pay dividends thereon or other contingencies) are at the time owned or controlled, directly or indirectly through one or more Subsidiaries, by such Person.

5.2 (a) Subject to the terms herein, the Company will, as soon as practicable but not later than 30 days following the first Closing Date (the “First Closing Date”) under Section 3.3 (such date which is 30 days after the First Closing Date is referred to herein as the “Outside Filing Date”), (i) file a registration statement with the SEC on the appropriate form (the “Registration Statement”) to allow the resale of the Registrable Securities under the Securities Act, and use its reasonable best efforts to have such Registration Statement declared effective by the SEC prior to the date which is 90 days after the First Closing Date, or if the Registration Statement is subject to review and comments from the staff of the SEC, 180 days after the First Closing Date (the date following such 90 or 180-day period, as applicable, the “Registration Effective Date”); and (ii) cause such Registration Statement to remain effective (the “Registration Period”) until the earlier of (A) such date as the holders of the Registrable Securities have completed the distribution described in the Registration Statement or (B) at such time that such securities have become eligible for sale pursuant to Rule 144(k) (or any successor thereto) under the Securities Act. To the extent permissible, such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416 under the Securities Act), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

(b) In the event (i) the Company has not filed the Registration Statement required by Section 5.2(a)(i) by the Outside Filing Date, (ii) such Registration Statement has not been declared effective by the Registration Effective Date, or (iii) such Registration Statement ceases to be effective as to all the Registrable Securities to which it is required to relate for more than an aggregate of 90 days (whether consecutive or non-consecutive) during any twelve (12) month period during the Registration Period without being succeeded within ten (10) trading days by an amendment to such Registration Statement or by a subsequent Registration Statement filed with and declared effective by the SEC, then in such case the Company shall make compensatory payments (the “Liquidated Damages”) to the Subscriber in an amount equal to one (1) percent of the aggregate Purchase Price paid by the Subscriber hereunder for each 30-day period (or prorated portion thereof) in which the Company is in default of its obligations under Section 5.2, provided, however, that in no event shall the Company be required hereunder to pay to any Subscriber pursuant to this Agreement an aggregate amount that exceeds 12.0% of the aggregate Purchase Price paid by any Subscriber for such Subscriber’s Registrable Securities. The Company shall pay any Liquidated Damages to Subscribers within five (5) Business Days of the end of each 30-day period in which such Liquidated Damages have accrued.

(c) Notwithstanding anything in Sections 5.2(a) or 5.2(b) to the contrary, the Company shall not be obligated to make compensatory payments to the Subscriber in the event that the SEC (including the staff of the SEC’s Division of Corporate Finance), the Securities Act, or the rules and regulations promulgated thereunder, prohibit the Company from including, or the SEC requests the Company not include, all of the Registrable Securities on the Registration Statement; provided, however, that (i) at least 75% of the Registrable Securities have been included on such Registration Statement and (ii) the Company uses its reasonable best efforts to cause all remaining Registrable Securities to be registered on a Registration Statement as soon as permitted by the SEC, the Securities Act, and the rules and regulations promulgated thereunder.

5.3 All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 5.2 shall be borne by the Company. All Selling Expenses relating to the sale of securities registered by or on behalf of Holders shall be borne by such Holders.

5.4 In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform each Holder as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

(a) use commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state or federal securities laws which the Company determines to obtain, continuously effective and free of material misstatements or omissions until the termination of the Registration Period;

(b) advise the Holders as soon as practicable:

(i) when the Registration Statement or any amendment thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information;

(iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v) of the happening of any event that requires the making of any changes in the Registration Statement or the prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in the light of the circumstances under which they were made) not misleading (which notice will be accompanied by an instruction to suspend the use of the prospectus until such changes have been made);

(c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

(d) furnish to each Holder, without charge, at least one copy of such Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits (including those incorporated by reference) in the form filed with the SEC;

(e) during the Registration Period, deliver to each Holder, without charge, as many copies of the prospectus included in such Registration Statement and any amendment or supplement thereto as such Holder may reasonably request;

(f) prior to any public offering of Registrable Securities pursuant to the Registration Statement, register or qualify or obtain an exemption for offer and sale under the securities or blue sky laws of such jurisdictions as any such Holders reasonably request in writing, provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Registration Statement in the sole discretion of the Company;

(g) to the extent permitted under applicable rules and regulations promulgated under the Securities Act, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legends to the extent not required at such time and in such denominations and registered in such names as Holders may request at least five (5) Business Days prior to sales of Registrable Securities pursuant to such Registration Statement;

(h) upon the occurrence of any event contemplated by Section 5.4(b)(v) above, the Company shall promptly prepare a post-effective amendment to the Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter promptly delivered to purchasers of the Registrable Securities included therein, the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(i) use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and use commercially reasonable efforts to make generally available to its security holders not later than 45 days (or 90 days if the fiscal quarter is the fourth fiscal quarter) after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act.

Notwithstanding the foregoing, it shall be a condition precedent to the obligations of the Company to take any action pursuant to paragraphs (a) through (i) of this Section 5.4, that the Holder shall furnish to the Company such information regarding itself, the Securities to be sold by the Holder and the intended method of disposition of such Securities as shall be required to effect the registration of the Securities, all of which information shall be furnished to the Company in writing specifically for use in the Registration Statement.

5.5 The Holders shall have no right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 5.2 hereof as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

5.6 (a) To the extent permitted by law, the Company shall indemnify each Holder, each of its directors and officers, each underwriter of the Registrable Securities and each Person who controls a Holder or underwriter within the meaning of Section 15 of the Securities Act, with respect to which any registration, qualification or compliance has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in the Registration Statement, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or (ii) any violation or alleged violation by the Company of the Act, the Exchange Act, or any rule or regulation promulgated under the Act, or the Exchange Act, and will reimburse each Holder, such directors and officers, each underwriter of the Registrable Securities and each Person who controls a Holder for reasonable legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or action arises out of, relates to or is based upon: (i) any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder and stated to be specifically for use in preparation of such Registration Statement, prospectus or offering circular; or (ii) the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities. Notwithstanding the foregoing, the Company will not be liable in any such case where the claim, loss, damage, liability or actions arises out of or is related to the failure of the Holder to comply with the covenants and agreements contained in this Agreement respecting sales of Registrable Securities, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates primarily to any such untrue statement or alleged untrue statement or omission or alleged omission made in the preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the Registration Statement becomes effective or in the amended prospectus filed with the Commission pursuant to Rule 424(b) or in the prospectus subject to completion under Rule 434 promulgated under the Securities Act, which together meet the requirements of Section 10(a) of the Securities Act (the “Final Prospectus”), such indemnity agreement shall not inure to the benefit of any such Holder, any such underwriter or any such controlling Person, if a copy of the Final Prospectus furnished by the Company to the Holder for delivery was not furnished by the Holder to the Person or entity asserting the loss, liability, claim, damage or at or prior to the time such furnishing is required by the Securities Act and the Final Prospectus would have cured the defect giving rise to such loss, liability, claim, damage or action.

(b) Each Holder will severally, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter of the Registrable Securities and each Person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 5.6(c) below), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus or offering circular, or any amendment or supplement thereof, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, each underwriter of the Registrable Securities and each Person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Holder and stated to be specifically for use in preparation of such registration statement, prospectus or offering circular. Notwithstanding the foregoing, in no event shall a Holder be liable for (i) any such claims, losses, damages or liabilities in excess of the net proceeds received by such Holder in the offering, except in the event of fraud or intentional misrepresentation by such Holder, or (ii) amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld).

(c) Each party entitled to indemnification under this Section 5.6 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, except to the extent that such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent will not be unreasonably withheld).

(d) If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.6(d) was based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.6(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities (or actions in respect thereof) referred to above in this Section 5.6(d) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 5.6(d) hereof. The parties agree that it would not be just and equitable if contributions pursuant to this Section 5.6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations as set forth in this Section 5.6. Notwithstanding the provisions of this Section 5.6(d), in no event shall a Holder be required to contribute any amount or make any other payments under this Agreement which in the aggregate exceed the net proceeds received by such Holder from the sale of Registrable Securities covered by such Registration Statement. No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

5.7 (a) Each Holder agrees that, upon receipt of any notice from the Company of (i) the need for an amendment or supplement to the Registration Statement or the prospectus forming a part thereof, (ii) that the Board of Directors has determined in good faith that offers and sales pursuant to the prospectus forming part of the Registration Statement should not be made by reason of the presence of material undisclosed circumstances or developments with respect to which the disclosure that would be required in the Registration Statement would be premature or would have a Material Adverse Effect or (iii) in connection with a primary underwritten offering of equity securities of the Company, each Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement contemplated by Section 6.2 until its receipt of copies of the supplemented or amended prospectus from the Company or confirmation of the filing of such report with the SEC by the Company, any such prospectus to be forwarded promptly to the Holder by the Company, and, if so directed by the Company, each Holder shall deliver to the Company all copies, other than permanent file copies then in such Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice; provided, that the Company, may suspend the disposition of Registrable Securities pursuant to the Registration Statement pursuant to clause (ii) above not more than one time (not to exceed 30 days) during any three month period, nor more than two times (not to exceed 30 days each) in any twelve-month period.

(b) As a condition to the inclusion of its Registrable Securities, each Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Article 6, including the information required by the Registration Questionnaire attached hereto as Exhibit C.

(c) Each Holder hereby covenants with the Company not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied.

(d) Each Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Section are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current prospectus has been satisfied.

(e) Each Holder agrees not to take any action with respect to any distribution deemed to be made pursuant to such registration statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

(f) At the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described above, the Holders of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

5.8 With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which at any time permit the sale of the Registrable Securities to the public without registration, the Company shall use commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and

(c) so long as a Holder owns any unregistered Registrable Securities, furnish to such Holder, upon any reasonable request, a written statement by the Company as to its compliance with Rule 144 under the Securities Act, and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration.

5.9 The right to cause the Company to register Registrable Securities granted to the Holders by the Company under Section 5.2 may be assigned in full by a Holder in connection with a transfer by such Holder of its Registrable Securities, but only if: (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) such Holder gives prior written notice of the proposed transfer to the Company including the name and address of such transferee and a copy of the transfer documents and agreements; (iii) such transferee agrees in writing with the Company to be bound by and comply with the terms and provisions of this Agreement; (iv) the transferee is an “accredited investor” as that term is defined in Rule 501 of Regulation D; and (v) such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 5.9, the rights of a Holder with respect to Registrable Securities as set out herein shall not be transferable to any other Person, the Company may impose stop transfer orders with respect to any such transfer or attempted transfer, and any such transfer or attempted transfer shall be null and void.

5.10 A Holder may request that the Company remove, and the Company agrees to authorize the removal of any legend from the Registrable Securities (i) following any sale of the Registrable Securities pursuant to an effective Registration Statement as provided under Section 5.7(d) above, or (ii) if such Registrable Securities are eligible for sale under Rule 144(k) under the Securities Act or under any no-action letter issued by the SEC. Following the time a legend is no longer required for any Registrable Securities hereunder, the Company will, no later than three (3) Business Days following the delivery by a Holder to the Company or the Company’s transfer agent of a legended certificate representing such Registrable Securities, accompanied by such additional information as the Company or the Company's transfer agent may reasonably request, deliver or cause to be delivered to such Holder a certificate representing such Registrable Securities that is free from all restrictive and other legends.

VI. MISCELLANEOUS

6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, or delivered by hand against written receipt therefor, addressed as follows:

if to the Company, to it at:

Cougar Biotechnology, Inc.
10940 Wilshire Blvd., Suite 600
Los Angeles, California 90024
Facsimile: (310) 443-4210
Attn: President

With a copy to:

Maslon Edelman Borman & Brand, LLP
90 South Seventh Street, Suite 3300
Minneapolis, Minnesota 55402
Facsimile: (612) 642-8343
Attn: Christopher Melsha, Esq.

Paramount BioCapital, Inc.
787 Seventh Avenue, 48th Floor
New York, NY 10019
Facsimile: (212) 554-4355
Attn: Basil Christakos

SG Cowen & Co. LLC
Private Equity Group
1221 Ave. of the Americas
New York, NY 10020
Facsimile: (212) 278-5503
Attn: Charles Mathers

if to the Subscriber, to the Subscriber’s address indicated on the signature page of this Agreement.

Notices shall be deemed to have been given or delivered on the date of mailing, except notices of change of address, which shall be deemed to have been given or delivered when received.

6.2 Except as otherwise provided herein, this Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

6.3 Subject to the provisions of Section 5.9, this Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

6.4 Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Units as herein provided, subject, however, to the right hereby reserved by the Company to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

6.5 NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT ALL THE TERMS AND PROVISIONS HEREOF SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE AND PROCEDURAL LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO SUCH STATE’S PRINCIPLES OF CONFLICTS OF LAW.

6.6 The holding of any provision of this Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enforceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

6.7 It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

6.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

6.9 This Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

6.10 Nothing in this Agreement shall create or be deemed to create any rights in any person or entity not a party to this Agreement, except (a) for the holders of Registrable Securities, (b) for the Placement Agents pursuant to Sections 1.6(a), 1.12, 2.10 and 4.2(f) hereof, and (c) that the Placement Agents may rely upon the representation and acknowledgements of the Subscriber in Articles I and VII hereof and (ii) the representations and warranties of the Company in Article II hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

VII. CONFIDENTIAL INVESTOR QUESTIONNAIRE

7.1 The Subscriber represents and warrants that he, she or it comes within one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the Subscriber comes within that category. ALL INFORMATION IN RESPONSE TO THIS SECTION WILL BE KEPT STRICTLY CONFIDENTIAL except as otherwise required by law. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A ___	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation: In calculating net worth you may include equity in personal property and real estate, including your principal residence, cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category B ___
The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year.

Category C ___	The undersigned is a director or executive officer of the Company which is issuing and selling the Units.

Category D ___
The undersigned is a bank; a savings and loan association; insurance company; registered investment company; registered business development company; licensed small business investment company (“SBIC”); or employee benefit plan within the meaning of Title 1 of ERISA and (a) the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or (b) the plan has total assets in excess of $5,000,000 or (c) is a self directed plan with investment decisions made solely by persons that are accredited investors. (describe entity)

Category E ___	The undersigned is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940. (describe entity)

Category F ___
The undersigned is either a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Units and with total assets in excess of $5,000,000.(describe entity)

Category G ___
The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H ___
The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Agreement. (describe entity)

Category I ___	The undersigned is not within any of the categories above and is therefore not an accredited investor.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing Date in the event that the representations and warranties in this Agreement shall cease to be true, accurate and complete.

7.2 SUITABILITY. (please answer each question)

(a) For an individual Subscriber, please describe your current employment, including the company by which you are employed and its principal business:

(b) For an individual Subscriber, please describe any college or graduate degrees held by you:

(c) For all Subscribers, please list types of prior investments:

(d) For all Subscribers, please state whether you have you participated in other private placements before:

YES_______   NO_______

(e) If your answer to question 8.2(d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies	Public or Private Biopharmaceutical Companies
Frequently
Occasionally
Never

(f) For individual Subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______   NO_______

(g) For trust, corporate, partnership and other institutional Subscribers, do you expect your total assets to significantly decrease in the foreseeable future:

YES_______   NO_______

(h) For all Subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______   NO_______

(i) For all Subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you seek to subscribe?

YES_______   NO_______

(j) For all Subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______   NO_______

7.3 MANNER IN WHICH TITLE IS TO BE HELD. (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership*
(e)	Tenants in Common
(f)	Company*
(g)	Trust*
(h)	Other

*If Units are being subscribed for by an entity, the attached Certificate of Signatory must also be completed.

7.4 NASD AFFILIATION.

Are you affiliated or associated with an NASD member firm (please check one):

Yes _________  No __________

If Yes, please describe:
___________________________________________________________________________
___________________________________________________________________________

*If Subscriber is a Registered Representative with an NASD member firm, have the following acknowledgment signed by the appropriate party:

The undersigned NASD member firm acknowledges receipt of the notice required by Article 3, Sections 28(a) and (b) of the Rules of Fair Practice.

Name of NASD Member Firm

By:		Date:
Authorized Officer

7.5 The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in the Confidential Investor Questionnaire contained in this Article VIII and such answers have been provided under the assumption that the Company will rely on them.

Signature:  _____________________________________________

_____________________________________________
(If purchased jointly)

Print Name: _____________________________________________

_____________________________________________
(If purchased jointly)

Date:           _____________________________________________

NUMBER OF UNITS = ______________ x $1.73 = $______________ (TOTAL INVESTMENT)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone-Business	Telephone—Business

Telephone-Residence	Telephone--Residence

Facsimile-Business	Facsimile--Business

Facsimile-Residence	Facsimile--Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

ACKNOWLEDGEMENT PURSUANT TO SECTION 1.25: ______ [please initial]

Dated: ___________, 2006

This Subscription Agreement is agreed to and accepted as of ___________________________ , 2006.

COUGAR BIOTECHNOLOGY, INC.

By:
Name: Alan Auerbach Title: President and Chief Executive Officer

CERTIFICATE OF SIGNATORY

(To be completed if Units are
being subscribed for by an entity)

I,____________________________, am the____________________________ of __________________________________________ (the "Entity").

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and to purchase and hold the Securities comprising the Units, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ________ day of _________________,______

(Signature)

Exhibit A
Delaware General Corporation Law
Section 262

Appraisal Rights

The following is the complete text of Section 262 of the Delaware General Corporation Law:

§ 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words “depository receipt” mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 257, § 258, § 263 or § 264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of § 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

Exhibit A

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d) Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to § 228 or § 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

Exhibit A

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

Exhibit A

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

Exhibit A

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

History

(8 Del. C. 1953, § 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, § 24; 57 Del. Laws, c. 148, §§ 27-29; 59 Del. Laws, c. 106, § 12; 60 Del. Laws, c. 371, §§ 3-12; 63 Del. Laws, c. 25, § 14; 63 Del. Laws, c. 152, §§ 1, 2; 64 Del. Laws, c. 112, §§ 46-54; 66 Del. Laws, c. 136, §§ 30-32; 66 Del. Laws, c. 352, § 9; 67 Del. Laws, c. 376, §§ 19, 20; 68 Del. Laws, c. 337, §§ 3, 4; 69 Del. Laws, c. 61, § 10; 69 Del. Laws, c. 262, §§ 1-9; 70 Del. Laws, c. 79, § 16; 70 Del. Laws, c. 186, § 1; 70 Del. Laws, c. 299, §§ 2, 3; 70 Del. Laws, c. 349, § 22; 71 Del. Laws, c. 120, § 15; 71 Del. Laws, c. 339, §§ 49-52; 73 Del. Laws, c. 82, § 21.)

Exhibit B

Legal Opinion

1. The Company (a) is a corporation validly existing in good standing under the laws of the State of Delaware and (b) has the corporate power to own its property, to conduct the business in which it is engaged, to execute and deliver each of the Transaction Documents to which it is a party and to perform its obligations thereunder.

2. The Company has duly authorized, executed and delivered each of the Transaction Documents and each such Transaction Document constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms.

3. The shares of Preferred Stock and Common Stock being issued pursuant to the Subscription Agreement have been duly authorized and, when delivered and paid for pursuant to the Subscription Agreement, will be validly issued, fully paid and nonassessable, and the issuance thereof will not violate any statutory or contractual preemptive or similar rights.

4. Upon the due exercise of the Placement Warrants, the Common Stock issuable upon such exercise will be validly issued, fully paid and non-assessable. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Placement Warrants.

5. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities and the exchange of the Securities in the Merger does not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Certificate of Incorporation or bylaws, (ii) any federal law or the Delaware General Corporation Law, or, to our knowledge, any other statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, known to us and having jurisdiction over the Company or any of its respective assets or properties, or (iii) any of the material agreements and instruments described in the officer’s certificate attached hereto.

6. Except as described in the Memorandum, to our knowledge, there are no pending actions, suits or proceedings against or affecting the Company.

7. Assuming the accuracy of the representations of the Subscribers contained in the Subscription Agreement and the accuracy of the representations of the Placement Agents to the Company regarding the offering and sale of the Securities, the initial sale of the Securities as contemplated by the Subscription Agreements is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended.

Exhibit B

8. We have participated in the preparation of the Memorandum and in discussions with officers and other representatives of the Company, at which time the contents of the Memorandum and related matters were discussed. In the course of those discussions and our participation in the preparation of the Memorandum, nothing has come to our attention that causes us to believe that the Memorandum (other than the financial statements including the notes thereto and other financial, statistical and accounting data included in the Memorandum or the exhibits thereto, as to which we express no view), contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances in which they were made.

Exhibit C

Cougar Biotechnology, Inc.

REGISTRATION QUESTIONNAIRE
FOR
SELLING STOCKHOLDERS

Name: ________________________________
(Please Print)

This questionnaire is intended to provide information for a registration statement (the “Registration Statement”) to be filed by Cougar Biotechnology, Inc. (the “Company”) covering the resale of the Cougar Common Stock and Cougar Preferred Stock acquired by you as contemplated by the accompanying Subscription Agreement. Please complete (attaching separate sheets if additional space is needed), date and sign this questionnaire and return it together with your completed subscription agreement.

PLEASE ANSWER EVERY QUESTION. If a question is inapplicable to you or your answer is in the negative, please so state by inserting “N/A.” If you are in doubt whether a particular question requires an affirmative response from you, please furnish full particulars so that those persons responsible for preparing the Registration Statement and Prospectus can determine whether any disclosure based on your answer is required. Information requested in this questionnaire is as of the date you complete the questionnaire, unless otherwise indicated. Your furnishing such information does not necessarily mean that such information will be disclosed.

DEFINITIONS

Your answers to this questionnaire should be made upon the basis of the following definitions of terms used in this questionnaire:

The term “beneficial owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (1) voting power, which includes the power to vote, or direct the voting of, such security or (2) investment power, which includes the power to dispose or direct the disposition of such security. A person may be regarded as having voting power of a security which is owned (i) by his spouse or minor children or by any of his relatives or his spouse’s relatives who share the same home with him, (ii) a partnership of which he is a partner or (iii) a corporation of which he is a substantial shareholder. A person is also deemed to be the beneficial owner of shares which that person has the right to acquire within 60 days, including but not limited to any right to acquire through the exercise of an option, through conversion of a security, pursuant to the power to revoke a trust or pursuant to the automatic termination of a trust. Please also disclose any other rights, which you have to acquire securities of the Company on or before September 30, 2006.

Exhibit C

The term “material,” when used to qualify a requirement for the furnishings of information as to any subject, limits the information required to those matters about which the average prudent investor should reasonably be informed before buying or selling the securities of the Company. If you are in doubt as to the materiality of certain information, you should relate sufficient facts to enable the Company and its advisors to reach a conclusion as to its materiality.

QUESTIONS

QUESTION 1:

State your present position or positions with the Company (if any), including membership on any audit, personnel, compensation or similar committee or committees; any positions held by you during the previous three years; and any positions to which you have been elected or appointed but the duties of which you have not yet assumed. For each position, list the term or expected term of office.

ANSWER:

QUESTION 2:

Other than Cougar Common Stock and the Cougar Preferred Stock that you will acquire in connection with the Offering, provide below information regarding the equity securities of the Company of which you are the “beneficial owner.” Please refer to the definition of “beneficial owner,” above. Under the column “Nature of Ownership,” please indicate amounts of securities for which you have (a) sole voting power, (b) shared voting power, (c) sole investment power, or (d) shared investment power. If your response covers any securities included because you have the right to acquire them on or before September 30, 2006, please separately indicate the amount of such securities. Also, if you hold more than 5% of the Company’s securities pursuant to a voting trust or similar agreement, please separately state the amount of such securities held or to be held pursuant to the trust or agreement, the duration of the agreement and the names and addresses of the voting trustees, outlining briefly their voting rights and other powers under the trust or agreement.

ANSWER (attach additional pages if necessary):

Number of	Nature of
Shares	Ownership	Title of Securities

Exhibit C

QUESTION 3:

Provide below information regarding the equity securities of SRKP 4 Inc. (“SRKP”) of which you are the “beneficial owner.” Please refer to the definition of “beneficial owner,” above. Under the column “Nature of Ownership,” please indicate amounts of securities for which you have (a) sole voting power, (b) shared voting power, (c) sole investment power, or (d) shared investment power. If your response covers any securities included because you have the right to acquire them on or before September 30, 2006, please separately indicate the amount of such securities. Also, if you hold more than 5% of the SRKP’s securities pursuant to a voting trust or similar agreement, please separately state the amount of such securities held or to be held pursuant to the trust or agreement, the duration of the agreement and the names and addresses of the voting trustees, outlining briefly their voting rights and other powers under the trust or agreement.

ANSWER (attach additional pages if necessary):

Number of	Nature of
Shares	Ownership	Title of Securities

QUESTION 3:

If you plan to offer your shares of Cougar Common Stock and Cougar Preferred Stock (or the securities of SRKP into which such Cougar securities may be exchanged in connection with the Merger described in the Memorandum) through the selling efforts of brokers or dealers, describe the terms (and attach copies) of any agreement, arrangement, or understanding entered into with broker(s) or dealer(s), including volume limitations on sales, parties to the agreement and the conditions under which the agreement may be terminated. If known, identify the broker(s) or dealer(s), which will participate in the offering and state the amount to be offered through each.

ANSWER:

QUESTION 4:

Describe below any information known to you, and if none state “none,” pertaining to underwriting compensation and arrangements or any dealings between any underwriter or related person, member of the NASD or a person associated with a member of the NASD, and the Company, SRKP or any controlling stockholder of the Company or SRKP thereof since January 1, 2000.

ANSWER:

Exhibit C

QUESTION 5:

State below whether you or any of your associates are a member of NASD, a controlling shareholder of a member, a person associated or affiliated with a member or an underwriter or related person with respect to the proposed offering. If you responded “yes,” describe such relationship:

ANSWER:

QUESTION 6:

Are you a broker-dealer?

ANSWER:

Yes ______ No______

QUESTION 7:

If you are not a broker-dealer, are you affiliated with a broker-dealer?

ANSWER:

Yes ______ No______

QUESTION 8:

If you are a broker-dealer or are affiliated with a broker-dealer, did you purchase the securities in the ordinary course of business?

ANSWER:

Yes ______ No______

QUESTION 9:

If you are affiliated with a broker-dealer, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities at the time that you purchased the securities?

ANSWER:

Yes ______ No______

Exhibit C

Please note that the SEC takes the position that if you are a broker-dealer, you are to be identified in the Registration Statement as an underwriter. In the “Plan of Distribution,” the Registration Statement will provide substantially as follows:

“The selling stockholders and any broker-dealers, agents or underwriters that participate with the selling stockholders in the distribution of the issued and outstanding shares of common stock or the shares of stock issuable upon exercise of warrants may be deemed to be "underwriters" within the meaning of the Securities Act, in which event any commissions received by these broker-dealers, agents or underwriters and any profits realized by the selling stockholders on the resales of the securities may be deemed to be underwriting commissions or discounts under the Securities Act. If the selling stockholders are deemed to be underwriters, the selling stockholders may be subject to certain statutory and regulatory liabilities, including liabilities imposed pursuant to Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Exchange Act.”

QUESTION 10:
Are their specific individuals who have voting or investment control over the securities? If you are an entity, you must answer “yes” to this question and identify such individual(s) by name below.
ANSWER:

Yes ______ No______

If you answered “yes”, please list the names of such individuals:

Remainder of page left intentionally blank

Exhibit C

The answers to the foregoing questions are true and correct to the best of the undersigned’s knowledge, information and belief. The undersigned agrees to promptly notify the Company in writing in care of Alan H. Auerbach, 10940 Wilshire Blvd., Suite 600, Los Angeles, CA 90024, of (a) any transfer by you of your Cougar Common Stock or Cougar Preferred Stock (or the SRKP securities into which such Cougar securities may be exchanged in the Merger), (b) sales of common stock of the Company, or SRKP if after the completion of the Merger (giving the number of shares sold and the name of the broker-dealer used) and (c) any other changes in the answers to this questionnaire that should be made as a result of any material development occurring subsequent to the date hereof.

Dated: ___________, 2006.

____________________________________
Signature